                                                                    EXHIBIT 10.2


                                     WARRANT

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                                                OCTOBER 15, 2002

         Warrant to Purchase up to 200,000 shares of Common Stock of Aksys, Ltd. (the "COMPANY").

         In consideration for Kingsbridge Capital Limited (the "INVESTOR") agreeing to enter into that certain Common Stock Purchase Agreement, dated as of the date hereof, between the Investor and the Company (the "AGREEMENT"), the Company hereby agrees that the Investor or any other Warrant Holder (as defined below) is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (as defined below) up to 200,000 fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") at the Exercise Price (hereinafter defined), as the same may be adjusted from time to time pursuant to Section 6.1 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement (as defined in the Agreement).

                  Section 1.  DEFINITIONS.

                  "AFFILIATE" shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under direct or indirect common control with any other Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the term "controls" and "controlled" have meanings correlative to the foregoing.

                  "BID PRICE" shall mean the closing bid price of the Company's Common Stock as reported by Bloomberg L.P. using the AQR function.

                  "EXERCISE PERIOD" shall mean that period beginning six months after the date of this Warrant and continuing until the expiration of the five-year period thereafter.

                  "EXERCISE PRICE" as of the date hereof shall mean FIVE DOLLARS AND SEVENTY-FIVE CENTS ($5.75), subject to adjustment for the events specified in Section 6.1 below.

                  "PER SHARE WARRANT VALUE" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price on the Trading Day immediately preceding the Exercise Date.

                  "PERSON" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "TRADING DAY" shall mean any day other than a Saturday or a Sunday on which the Principal Market is open for trading in equity securities.

                  "WARRANT HOLDER" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant.

                  "WARRANT SHARES" shall mean those shares of Common Stock received upon exercise of this Warrant.

                  Section 2.   EXERCISE.

                          (a) METHOD OF  EXERCISE. This Warrant may be exercised
in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by
(i) surrender of this Warrant, with the form of exercise attached hereto as Exhibit A completed and duly executed by the Warrant Holder (the "EXERCISE NOTICE"), to the Company at the address set forth in Section 13 hereof, accompanied by payment of the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") or (ii) telecopying an executed and completed Exercise Notice to the Company and delivering to the Company within five (5) business days thereafter the original Exercise Notice, this Warrant and the Aggregate Exercise Price. Each date on which an Exercise Notice is received by the Company in accordance with clause (i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii) above shall be deemed an "EXERCISE DATE."

                          (b) PAYMENT OF AGGREGATE EXERCISE PRICE. Subject to
paragraph (c) below, payment of the Aggregate Exercise Price shall be made by wire transfer of immediate available funds to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within three (3) Trading Days. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) Trading Days of receipt.

                          (c) CASHLESS EXERCISE. In the event that the Warrant
Shares to be received by the Warrant Holder upon exercise of the Warrant may not be resold pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws, the Warrant Holder may, as an alternative to payment of the Aggregate Exercise Price upon exercise in accordance with paragraph (b) above, elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, the Warrant Holder shall receive that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price on the Trading Day immediately preceding the Exercise Date, rounded to the nearest whole share. The Company shall cancel the total number of Warrant Shares equal to the excess of the number of the Warrant Shares for which this Warrant is being exercised over the number of Warrant Shares to be received by the Warrant Holder pursuant to such Cashless Exercise.

                          (d) REPLACEMENT WARRANT. In the event that the Warrant
is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder, reflecting such adjusted number of Warrant Shares.

                  Section 3. TEN PERCENT LIMITATION. The Warrant Holder may not exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act of 1934 and the rules and regulations promulgated thereunder.

                  Section 4. DELIVERY OF STOCK CERTIFICATES.

                  (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

                  (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive the number of shares rounded to the nearest whole share.

                  Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                  (a) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

                  (b) The Company shall take all commercially reasonable action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

                  (c) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

                  (d) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps commercially reasonable to ensure that the Common Stock remains listed or quoted on the Principal Market.

                  Section 6.1. ADJUSTMENT OF THE EXERCISE PRICE. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) RECLASSIFICATION, CONSOLIDATION, MERGER, MANDATORY SHARE EXCHANGE, SALE OR TRANSFER.

                  (i) Upon occurrence of any of the events specified in subsection (a)(ii) below (the "ADJUSTMENT EVENTS") while this Warrant is unexpired and not exercised in full, the Warrant Holder may in its sole discretion require the Company, or any successor or purchasing corporation, as the case may be, without payment of any additional consideration therefor, to execute and deliver to the Warrant Holder a new Warrant providing that the Warrant Holder shall have the right to exercise such new Warrant (upon terms not less favorable to the Warrant Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such Adjustment Event by the holder of one share of Common Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such Adjustment Event. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

                  (ii) The Adjustment Events shall be (1) any reclassification or change of Common Stock (other than a change in par value or as a result of a subdivision or combination of Common Stock), (2) any consolidation, merger or mandatory share exchange of the Company with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change other than a change in par value or as a result of a subdivision or combination of Common Stock), and (3) any sale or transfer to another corporation of all or substantially all of the assets of the Company.

                  (iii) If the Company shall fail to maintain the listing or quotation of the Common Stock on a Principal Market, the Warrant Holder may in its sole discretion at any time thereafter require any publicly traded Affiliate of the Company, without payment by the Warrant Holder of any additional consideration therefor, to execute and deliver to the Warrant Holder a new Warrant providing that the Warrant Holder shall have the right to exercise such new Warrant (in an amount and upon terms not less favorable to the Warrant Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, publicly traded shares of common stock of such Affiliate.

                  The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales and transfers.

                  (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

                  (c) STOCK DIVIDENDS. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend or other distribution in shares of Common Stock to all holders of Common Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

                  1. the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and

                  2. the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                  The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

                  (d) LIQUIDATING DIVIDENDS, ETC. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (c)), then the Warrant Holder shall be entitled to receive upon exercise of this Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, the kind and amount of such distribution per share of Common Stock multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

                  Section 6.2 NO ADJUSTMENTS UNDER CERTAIN CIRCUMSTANCES. Notwithstanding anything contained in the foregoing to the contrary, there shall be no adjustment to the Exercise Price based upon, related to or in connection with any instrument or other benefit issued or conferred by the Company (a) under any of its employee or director stock award plans, employee or director stock compensation plans or employee or director stock purchase plans or (b) with respect to the granting of stock or stock options to advisors or consultants engaged by the Company, but only if such grant is in consideration for services rendered or to be rendered and not for capital raising purposes.

                  Section 6.3 NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly prepare a certificate signed by its President, Chief Financial Officer or Controller setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be sent by overnight courier to the Warrant Holder. In the event the Company shall, at a time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through (c) of Section
6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

                  Section 7. NO IMPAIRMENT. The Company will not, by amendment of its Restated Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution or issue or sale of securities, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

                  Section 8. RIGHTS AS STOCKHOLDER. Except as set forth in
Section 6 above, prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  Section 9. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  Section 10. CHOICE OF LAW. This Warrant shall be construed under the laws of the State of New York.

                  Section 11. ENTIRE AGREEMENT; AMENDMENTS. Except for any written instrument concurrent or subsequent to the date hereof executed by the Company and the Investor, this Warrant and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

                  Section 12. RESTRICTED SECURITIES.

                  (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance upon the provisions of Section 4(2) thereof. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933 and applicable state laws.

                  (b) LEGEND. Any replacement Warrants issued pursuant to
Section 2 and Section 9 hereof and, unless a registration statement has been declared effective by the SEC in accordance with the Securities Act of 1933, as amended, with respect thereto, any Warrant Shares issued upon exercise hereof, shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

                  (c) NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Warrant Shares and no instructions or "stop transfer orders" (so called "stock transfer restrictions") or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

                  (d) ASSIGNMENT. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder, with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. In the event of a transfer in accordance with the preceding sentence, (i) the Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee, and (ii) the Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

                  (e) INVESTOR'S COMPLIANCE. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                  Section 13. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:

                  Aksys, Ltd.
                  Two Marriott Drive
                  Lincolnshire, Illinois  60069
                  Telephone:  (847) 229 2020
                  Facsimile:  (847) 229 2080
                  Attention:  Chief Financial Officer

with a copy (which shall not constitute notice) to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Telephone:  (312) 861 2000
                  Facsimile:  (312) 861 2200
                  Attention:  Keith S. Crow, P.C.

if to the Investor:

                  Kingsbridge Capital Limited
                  c/o Kingsbridge Corporate
                  Services Limited
                  Main Street

                  Kilcullen, County Kildare
                  Republic of Ireland
                  Telephone:        011-353-45-481-811
                  Facsimile:        011-353-45-482-003
                  Attention:        Adam Gurney, Director

with a copy (which shall not constitute notice) to:

                  Clifford Chance US LLP
                  200 Park Avenue, 52nd Floor
                  New York, NY  10166
                  Telephone:  (212) 878-8000
                  Facsimile:  (212) 878-8375
                  Attention:  Earl Zimmerman, Esq. / Keith M. Andruschak, Esq.

                  Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten
(10) days prior written notice of such changed address or facsimile number to the other party hereto.

                  Section 14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

AKSYS, LTD.


By: /s/    LAWRENCE DAMRON
    -----------------------------------
    Name:  Lawrence Damron
    Title: Chief Financial Officer

                               EXHIBIT A TO THE

                             WARRANT EXERCISE FORM

                                  AKSYS, LTD.

         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of Aksys, Ltd., a Delaware corporation, evidenced by the attached Warrant, and (CIRCLE EITHER (i) or (ii))
(i) tenders herewith payment of the Aggregate Exercise Price with respect to such shares in full, in the amount of $________, in cash, by certified or official bank check or by wire transfer for the account of the Company or (ii) elects, pursuant to Section 2(c) of the Warrant, to convert such Warrant into shares of Common Stock of Aksys, Ltd. on a cashless exercise basis, all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant, in the name of the registered Warrant Holder and delivered to the undersigned at the address set forth below.

Dated:_______________________________________

---------------------------------------------
Signature of Registered Holder
Name of Registered Holder (Print)


---------------------------------------------
Address

                        EXHIBIT B TO THE WARRANT ASSIGNMENT


         (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of Common Stock of Aksys, Ltd. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
------------------------------
Signature


Fill in for new Registration of Warrant:


-----------------------------------------
Name

-----------------------------------------
Address

-----------------------------------------
Please print name and address of assignee
(including zip code number)